SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus

Dated May 1, 2013

The following change is effective immediately:

Small Company Value Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio managers for Franklin Advisory Services, LLC (“Franklin”) is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2002	Vice President and Portfolio Manager
Steve Raineri	2012	Portfolio Manager
Don Taylor, CPA	2002	Chief Investment Officer and Portfolio Manager

Date: June 19, 2013